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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        MAY 14, 1999
                                                  ----------------------------
                            BISCAYNE APPAREL, INC.
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             (Exact name of registrant as specified in its charter)




          FLORIDA                       1-9635                  65-0200397
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)

                               1373 BROAD STREET
                               CLIFTON, NJ 07013
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               (Address of principal executive offices)(Zip Code)

                                 (973) 473-3240
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              Registrant's telephone number, including area code:


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         (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                             BISCAYNE APPAREL, INC.

                                  MAY 14, 1999

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Biscayne Apparel, Inc. (the "Registrant") announced that its subsidiary, Biscayne Apparel International, Inc. ("BAII") and BAII's subsidiary Mackintosh of New England Co. ("Mackintosh") each voluntarily filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The Chapter 11 petitions were filed with the United States Bankruptcy Court for the Southern District of New York on April 30, 1999.

Mackintosh and BAII sustained continuing losses from 1995 to 1997. As a result, Registrant determined to dispose of Mackintosh's and BAII's major operating assets. In November, 1998, BAII and the Registrant consummated a sale of certain assets relating to the Varon business to American Basics Company, LLC. The assets included vendor numbers used in the Varon business and certain tradenames. In December 1998, Mackintosh and BAII sold certain Mackintosh assets to C.J. Apparel Co., Inc. The assets included trademarks, applications, labels, vendor numbers used in Mackintosh's business, certain raw material inventory owned by Mackintosh, and all patterns, sketches, samples, brochures, swatches, designs, artwork, and advertising materials used in the Mackintosh business. The net proceeds from each of these sales were used to pay down loans due to Mackintosh's and BAII's secured bank creditors.

Registrant, BAII, and Mackintosh, together with M&L International, Inc., another wholly-owned subsidiary of Registrant, are parties to a two-year revolving credit facility and a four-year term loan. The collateral for the credit facility is comprised of all of the four parties' assets. These four parties were also guarantors of each other's debt.

As of April 30, 1999, Mackintosh and BAII together owed their secured bank creditors less than $100,000 for costs, expenses, and attorneys fees, which amount is secured by all of BAII's and Mackintosh's assets.

At this time, none of either Mackintosh's or BAII's property is in the possession or custody of any other custodian, public officer, mortgagee, pledgee, assignee of rents, or secured creditor, or agent for any such entity.

Mackintosh and BAII are continuing to wind down their respective businesses, and are engaged primarily in collecting accounts receivable. Each of Mackintosh and BAII will submit schedules projecting their respective cash receipts and disbursements, net cash gain or loss, and receivables expected to accrue for a period following the date of filing of its Chapter 11 petition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)      Financial Statements of Business Acquired

                  Not Applicable

         (B)      Pro Forma Financial Information

                  Not Applicable

         (C)      Exhibits

                  DESCRIPTION
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                 99.1      Press Release, dated May 3, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BISCAYNE APPAREL, INC.



Date:  May 14, 1999


                                               By:  /s/ Peter Vandenberg, Jr.
                                                   ----------------------------
                                                   Peter Vandenberg, Jr.
                                                   President, Chief Operating
                                                   Officer, Treasurer and
                                                   Chief Financial Officer



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                                 EXHIBIT INDEX

99.1 Press Release, dated May 3, 1999